Exhibit 99.2

FORM 51-102F3
MATERIAL CHANGE REPORT

Item 1:	Name and Address of Company

Zymeworks Inc. (“Zymeworks” or the “Company”)|1385 West 8th Avenue, Suite 540|Vancouver, BC, Canada|V6H 3V9

Item 2:	Date of Material Change

June 18, 2019, June 19, 2019 and June 24, 2019

Item 3:	News Release

News releases dated June 18, 2019, June 19, 2019 and June 24, 2019 were disseminated through the facilities of Business Wire, and copies were filed on the Company’s profile at www.sedar.com.

Item 4:	Summary of Material Change

On June 24, 2018, Zymeworks announced that it had closed its previously announced underwritten public offering (the “Offering”). The Offering consisted of 7,013,892 common shares, including the exercise in full of the underwriters’ over-allotment option to purchase 1,458,336 additional shares, and, in lieu of common shares, to a certain investor, pre-funded warrants to purchase up to 4,166,690 common shares. The common shares were offered at a price to the public of US$18.00 per common share and the pre-funded warrants were offered at a price of US$17.9999 per pre-funded warrant, for aggregate gross proceeds to the Company of approximately US$201.3 million, before deducting underwriting discounts and commissions and estimated Offering expenses.

Item 5:	Full Description of Material Change

5.1 Full Description of Material Change

On June 18, 2019, Zymeworks announced that it had filed a preliminary prospectus supplement (the “Canadian Supplement”) to its Canadian short form base shelf prospectus dated March 6, 2019 (the “Base Prospectus”) in connection with the Offering. The Canadian Supplement was filed with the securities regulatory authorities in each of the provinces and territories of Canada. A preliminary prospectus supplement (together with the Canadian Supplement, the “Supplements”) was also filed with the U.S. Securities and Exchange Commission as part of a registration statement on Form S-3, as amended, including a prospectus which became effective January 31, 2019 (the “Registration Statement”), pursuant to which the securities will be offered in the United States.

Zymeworks announced that it expected the Offering to raise a total gross proceeds of approximately US$150.0 million, before deducting underwriting discounts and commissions and estimated offering expenses, and that it expected to grant to the underwriters a 30-day over-allotment option to purchase up to an additional 15% of the number of common shares offered in the Offering.

On June 19, 2019, Zymeworks announced the pricing of the Offering of 5,555,556 common shares and, in lieu of common shares, to a certain investor, pre-funded warrants to purchase up to 4,166,690 common shares. The Company announced that the common shares were being offered at a price to the public of US$18.00 per common share and the pre-funded warrants were being offered at a price of US$17.9999 per pre-funded warrant, for aggregate gross proceeds to the Company of approximately US$175.0 million, before deducting the underwriting discounts and commissions and estimated Offering expenses. In addition, the Company announced that it granted the underwriters of the Offering a 30-day over-allotment option to purchase up to an additional 1,458,336 common shares on the same terms and conditions.

On June 24, 2019, Zymeworks announced that it closed its Offering of 7,013,892 common shares, including the exercise in full of the underwriters’ over-allotment option to purchase 1,458,336 additional shares, and, in lieu of common shares, to a certain investor, pre-funded warrants to purchase up to 4,166,690 common shares. The common shares were offered at a price to the public of US$18.00 per common share and the pre-funded warrants were offered at a price of US$17.9999 per pre-funded warrant, for aggregate gross proceeds to the Company of approximately US$201.3 million, before deducting underwriting discounts and commissions and estimated Offering expenses.

The Company intends to use the net proceeds of the Offering to accelerate and expand the global development of ZW25 both as a single agent and in combination with other anti-cancer agents in a variety of HER2-expressing tumors, including gastroesophageal, breast and other underserved cancers; to accelerate and expand the clinical development of ZW49 through its ongoing adaptive Phase 1 clinical trial and follow-on global studies; to advance other novel preclinical programs, including those involving non-HER2-expressing tumors; and for general corporate purposes.

J.P. Morgan Securities, LLC acted as active book-running manager for the Offering. Wells Fargo Securities, LLC and Stifel, Nicolaus & Company, Incorporated acted as passive book-running managers, Raymond James Ltd. acted as co-lead manager and Ladenburg Thalmann & Co. Inc. acted as co-manager.

The securities described above were offered in Canada pursuant to Zymeworks’ final prospectus supplement, dated June 19, 2019 (the “Final Canadian Supplement”), to its Base Prospectus, and in the United States pursuant to Zymeworks’ final prospectus supplement, dated June 19, 2019 (together with the Final Canadian Supplement, the “Final Supplements”), to its U.S. Registration Statement. The Final Supplements were filed in Canada and the United States on June 20, 2019.

The Company relied on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange, such as the NYSE.

5.2 Disclosure of Restructuring Transactions

Not applicable.

Item 6:	Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7:	Omitted Information

Not applicable.

Item 8:	Executive Officer

For further information, please contact Neil Klompas, Chief Financial Officer of the Company at (604) 678-1388.

Item 9:	Date of Report

June 25, 2019

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This material change report includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this material change report include statements that relate to the Offering, the anticipated use of proceeds from the Offering and other information that is not historical information. When used herein, words such as “advance”, “believe”, “initiate”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in the Base Prospectus, the Supplements and Zymeworks’ Quarterly Report on Form 10-Q for the three month period ended March 31, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. You should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

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